New Accounting Standards (FY)	12 Months Ended
Dec. 31, 2016
New Accounting Standards [Abstract]
New Accounting Standards
Note 2: New Accounting Standards

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606). Amendments in this update will replace most of the existing GAAP revenue recognition guidance. The core principle of this ASU is that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The ASU requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments, and changes in judgments. The ASU is effective for public companies beginning in the first quarter of 2018 and private companies beginning in the first quarter of 2019. The ASU allows for full retrospective adoption applied to all periods presented or modified retrospective adoption with the cumulative effect of initially applying the update recognized at the date of initial application. The Company has engaged a third party, formed an internal working group, and is in the process of completing a diagnostic to assess the potential impacts of this standard. As the Company progresses towards completion of the diagnostic, the method and timing of adoption will be further determined.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The amendments in this update will replace most of the existing GAAP lease accounting guidance in order to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The ASU is effective for public companies beginning in the first quarter of 2019 and private companies beginning with the fiscal year end of 2020. The ASU requires lessees and lessors to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. This approach allows a Company to elect to use a number of optional practical expedients. The Company is currently assessing the impact of this ASU on the consolidated financial statements and evaluating the method and timing of adoption.

Effective September 30, 2016, the Company adopted ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which confirmed its classifications within the consolidated cash flow statements, and did not impact previously issued financial results.

Effective December 31, 2016, the Company adopted ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”) on a retrospective basis. As required by ASU 2015-03, all debt issuance costs related to a recognized debt liability are classified as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts, which is a change from the historical presentation whereby the debt issuance costs were classified as an asset. Upon adoption of ASU 2015-03, debt issuance costs simultaneously reduced “Other assets” and “Long-term debt, less current maturities” by $71.9 million as of December 31, 2015. Debt issuance costs presented as a deduction from the carrying amount of debt as of December 31, 2016 was $58.9 million.